Registration No. 333-114849

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    CRANE CO.
             (Exact name of registrant as specified in its charter)


                  Delaware                                 13-1952290
(State or other jurisdiction of incorporation or       (I.R.S. Employer
organization)                                          Identification No.)

                            100 First Stamford Place
                           Stamford, Connecticut 06902
                    (Address of principal executive offices)

                       CRANE CO. 2004 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                               Augustus I. duPont
                  Vice President, General Counsel and Secretary
                                    Crane Co.
                            100 First Stamford Place
                           Stamford, Connecticut 06902
                     (Name and address of agent for service)

                                 (203) 363-7300
          (Telephone number, including area code, of agent for service)

                                EXPLANATORY NOTE

This Amendment No.1 relates to the Registration Statement on Form S-8 filed by Crane Co. (the "Registrant") with the Securities and Exchange Commission (the "Commission") on April 26, 2004 (File No. 333-114849) (the "Registration Statement"). The Registration Statement is hereby incorporated by reference. This Amendment No. 1 is being filed solely for the purpose of filing a new
Exhibit 23.1, Independent Auditor's Consent, to replace the Independent Auditor's Consent included as an exhibit to the Registration Statement.

PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation  of Documents by Reference.

     Incorporated by reference to the Registration Statement.

Item 4. Description of Securities.

     Incorporated by reference to the Registration Statement.

Item 5.  Interests  of Named  Experts and Counsel.

     Incorporated by reference to the Registration Statement.

Item 6.  Indemnification of Directors and Officers.

     Incorporated by reference to the Registration Statement.

Item 7.  Exemption from Registration Claimed.

     Not applicable.

Item 8. Exhibits.

  Exhibit No.  Description
  -----------  -----------

  4.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3A to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

  4.2 By-Laws of the Registrant (incorporated by reference to Exhibit 3(ii) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001).

  5.1 Opinion of Augustus I. duPont, Esq. regarding the legality of the shares being registered hereunder.*

  23.1         Consent of Deloitte & Touche LLP (filed herewith).

  23.2         Consent of Augustus I. duPont, Esq.*

  24.1         Power of Attorney.*

* Incorporated by reference to the Registration Statement.

Item 9.      Undertakings.

          Incorporated by reference to the Registration Statement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 28th day of April, 2004.

                                          CRANE CO.

                                          By:______*_____________
                                              Eric C. Fast
                                          President, Chief Executive
                                          Officer and Acting Chief
                                          Financial Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:




      Signature                          Capacity                                 Date

                  *                    Chairman of the Board and              April 28, 2004
-----------------------------------    a Director
R. S. Evans

                  *                    President, Chief Executive Officer,    April 28, 2004
------------------------------------   Officer, Acting Chief
Eric C. Fast                           Financial Officer and a
                                       Director (Principal Executive
                                       Officer and Financial Officer)

                  *                    Vice President, Controller             April 28, 2004
------------------------------------   (Principal Accounting Officer)
J. A. Nano

                  *                    Director                               April 28, 2004
------------------------------------
E. Thayer Bigelow, Jr.

                  *                    Director                               April 28, 2004
------------------------------------
Karen E. Dykstra

                  *                    Director                               April 28, 2004
------------------------------------
Richard S. Forte

                  *                    Director                               April 28, 2004
------------------------------------
Dorsey R. Gardner

                  *                    Director                               April 28, 2004
------------------------------------
Jean Gaulin

                  *                    Director                               April 28, 2004
------------------------------------
William E. Lipner

                  *                    Director                               April 28, 2004
------------------------------------
Dwight C. Minton

                  *                    Director                               April 28, 2004
------------------------------------
Charles J. Queenan, Jr.

                  *                    Director                               April 28, 2004
------------------------------------
James L. L. Tullis


*   By: _____________________

Name:  Christopher Dee
Title: Attorney-in-Fact

                                  EXHIBIT INDEX

    Exhibit No.                                 Description
    -----------                                 -----------

        4.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3A to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

        4.2 By-Laws of the Registrant (incorporated by reference to Exhibit 3(ii) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001).

        5.1 Opinion of Augustus I. duPont, Esq. regarding the legality of the shares being registered hereunder.*

        23.1        Consent of Deloitte & Touche LLP (filed herewith).

        23.2        Consent of Augustus I. duPont, Esq.*

        24.1        Power of Attorney.*

* Incorporated by reference to the Registration Statement.

                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-114849 of Crane Co. on Form S-8 of our report dated January 19, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets"), appearing in the Annual Report on Form 10-K of Crane Co. for the year ended December 31, 2003.




Deloitte & Touche LLP
Stamford, Connecticut

April 27, 2004